EXHIBIT 10.5



                               ILLINOIS MORTGAGE



          THIS ILLINOIS MORTGAGE (the "Mortgage"), dated as of the 27th day of November, 1996, is from Alliance Farms Cooperative Association, a Colorado cooperative association, whose address is c/o Farmland Industries, Inc., 3315 North Oak Trafficway, P.O. Box 7305, Kansas City, Missouri 64116-0005,
Attention: Wayne Snyder, Dept. 122 ("Mortgagor"), to Farmland Industries, Inc., a Kansas corporation, whose address is 3315 North Oak Trafficway, P.O. Box 7305, Kansas City, Missouri 64116-0005, Attention: Paul Miller, Dept. 189 (the "Mortgagee");

                                GRANTING CLAUSE:


          Mortgagor, in consideration of the debt hereinafter mentioned and created, and the sum of Ten Dollars ($10.00) and other good and valuable considerations to it paid by Mortgagee, the receipt and sufficiency of which are hereby acknowledged, does by these presents MORTGAGE AND WARRANT to Mortgagee all of that real property, legally described on Exhibit A hereto (the "Land"), and all air space above the surface of the Land, with the tenements, hereditaments, appurtenances, privileges, easements, franchises, rights, appendages and immunities thereunto belonging or appertaining (said property, rights and interests being hereinafter called the "Mortgaged Property")

          TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee, its successors and assigns, in accordance with the provisions contained herein.

          NOW, THEREFORE, the condition of this Mortgage is such that if Mortgagor shall well and truly pay and perform the Secured Obligations (as hereinafter defined), and shall perform, comply with and abide by each and every of the agreements, conditions and covenants contained and set forth in this Mortgage, the Note (as hereinafter defined), and the Loan Documents (as hereinafter defined), then this Mortgage shall be released, without warranty, in compliance with Illinois law.

          AND, Mortgagor does hereby covenant and agree as follows:

                       ARTICLE ONE:  SECURED OBLIGATIONS


          This Mortgage is given to secure the payment of indebtedness in the aggregate principal sum of One Million Three Hundred Sixty Thousand Dollars ($1,360,000), according to the terms of the Promissory Note, dated of even date herewith, made by Mortgagor to the order of Mortgagee (the "Note"), and the terms of any and all other instruments, agreements and documents now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note (the ALoan Documents@), and the performance and discharge of each and every obligation of Mortgagor now or hereafter set forth in the Note and the Loan Documents (the "Secured Obligations").


        ARTICLE TWO:  GENERAL COVENANTS, REPRESENTATIONS AND WARRANTIES


          2.1 Payment and Performance. Mortgagor covenants and agrees to pay and perform the Secured Obligations and to perform, comply with and abide by each and every one of the agreements, conditions and covenants contained and set forth in this Mortgage, the Note and the Loan Documents.

          2.2 Title to Mortgaged Property. Mortgagor covenants, agrees and warrants that it has good and marketable fee simple title to the Mortgaged Property, free and clear of liens and encumbrances, and that Mortgagor has good right and lawful authority to mortgage and convey the same in the manner and form herein set forth.

          2.3 Representations and Warranties. As a material inducement to Mortgagee to enter into the transaction evidenced by the Note and the Loan Documents, Mortgagor hereby unconditionally represents and warrants that (a) there are no actions, suits or proceedings of a material nature pending or, to the knowledge of Mortgagor, threatened against or affecting the Mortgagor or the Mortgaged Property, or involving the validity or enforceability of this Mortgage, the Note or the Loan Documents, or the priority of the lien and security interest created by this Mortgage; and (b) no event has occurred (including specifically Mortgagor's execution of the Mortgage and its consummation of the transaction evidenced thereby) which will violate, be in conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any statute, regulation, rule, order or limitation, or any mortgage, deed of trust, lease, contract, bylaws, articles of incorporation, articles of partnership, partnership certificate or agreement, declaration of trust or other agreement or document to which Mortgagor is a party or by which Mortgagor or any of the Mortgaged Property may be bound or affected, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the Mortgaged Property other than the liens and security interests created by, or otherwise permitted by, this Mortgage.

               ARTICLE THREE:  TRANSFERS, ENCUMBRANCES AND LIENS


          3.1 Sale or Transfer. If, at any time prior to the release of this Mortgage of record, Mortgagor shall terminate its existence, liquidate or dissolve, or shall sell all or substantially all of its assets, the same shall, unless made with Mortgagee's prior written consent, be deemed an unauthorized assignment, and shall constitute a Default under this Mortgage.

          3.2 Claims Against Mortgaged Property. Mortgagor will pay, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, whether paramount or subordinate to this Mortgage, and in general will do or cause to be done everything necessary so that the first lien of this Mortgage shall be fully preserved, at the cost of Mortgagor, without expense to Mortgagee. Notwithstanding the foregoing, Mortgagor shall have the right to contest in good faith any such liens, claims and demands by appropriate proceedings timely commenced and diligently conducted.


                    ARTICLE FOUR:  TAXES AND PUBLIC CHARGES


          Mortgagor, from time to time when the same shall become due and payable, will pay and discharge all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges, whether of a like or different nature, imposed upon or assessed against Mortgagor or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof. Mortgagor will, within five (5) days of receipt of a written request from Mortgagee, deliver receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed or assessed against Mortgagor or the Mortgaged Property or the revenues, rents, issues, income or profits thereof.

                            ARTICLE FIVE:  INSURANCE


          Mortgagor shall, at its sole cost and expense, but for the benefit of Mortgagee and Mortgagor, maintain comprehensive general liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Mortgaged Property, which insurance shall afford protection of not less than $1,000,000 with respect to injury or death to a single person, of not less than $1,000,000 with respect to injuries or deaths from any one accident, and of not less than $1,000,000 with respect to property damage.

                           ARTICLE SIX:  CONDEMNATION


          If all or any part of the Mortgaged Property hereunder be taken or damaged by the exercise of the power of eminent domain, Mortgagor may contest the same in good faith so long as there is no Default under this Mortgage, the Note or the Loan Documents, but the award for any property so taken is hereby assigned to Mortgagee, and Mortgagee, upon such award becoming final, is hereby authorized, in the name of Mortgagor, to execute and deliver acquaintances for, and release of, any such award and to collect and apply the proceeds to the payment of the Secured Obligations (such application to be to such portions of the Secured Obligations, and in such order, as Mortgagee may elect), whether matured or unmatured, and the remainder, if any, shall be paid to Mortgagor or such other party or parties as may be legally entitled thereto. In the event of a partial condemnation, Mortgagor covenants and agrees to commence promptly the restoration and repair of the remaining Mortgaged Property to as nearly as possible the same condition as existed prior to such taking, and to prosecute diligently such restoration and repair to completion. Mortgagor will submit plans for such restoration and repair to Mortgagee for Mortgagee's written approval prior to the commencement of such restoration and repair.

                      ARTICLE SEVEN:  DEFAULT AND REMEDIES


          7.1 Default. Failure of Mortgagor to comply with any of the covenants and requirements of this Mortgage, within thirty (30) days after receipt of written notification thereof, or with any of the covenants and requirements of the Note or the Loan Documents within the time period specified therein (including any applicable cure period), shall constitute a "Default" hereunder.

          7.2 Remedies Upon a Default. At any time after a Default has occurred, the whole of the Note shall become due at Mortgagee's option forthwith or thereafter at the continuing option of Mortgagee, and this Mortgage shall remain in force, and Mortgagee may exercise any right, power or remedy permitted to it by law or by contract, and in particular, without limiting the generality of the foregoing, Mortgagee shall have the absolute right, at its option and election, to pursue one or more of the following rights:

          (a) Mortgagee shall be entitled thereupon or thereafter without notice or demand, to the extent permitted by the laws of the State of Illinois, (i) to institute suit at law or in equity to enforce the rights of Mortgagee and (ii) to enforce, at Mortgagee's continuing option, payment of all sums secured hereby by action at law or by suit in equity to foreclose this Mortgage, either or both, concurrently or otherwise; and one action or suit shall not abate or be a bar to or waiver of Mortgagee's right to institute or maintain the other, provided Mortgagee shall have only one payment and satisfaction of the Secured Obligations;

          (b) Mortgagee shall have the right from time to time to take action to recover any portion of the Secured Obligations, as the same becomes due, without regard to whether or not any other portion of the Secured Obligations shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, with respect to any Default existing at the time such earlier action was commenced.

          7.3 Right of Mortgagee to Credit Sale. Upon any sale or sales made hereunder, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Secured Obligations the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage, and, in such event, this Mortgage, the Note, the Loan Documents and any other evidence of Secured Obligations may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Secured Obligations as having been paid.

          7.4 Entry by Mortgagee. During the continuance of any Default, Mortgagee personally, or by its agents or attorneys, may enter into and upon and take possession of all or any part of the Mortgaged Property, and each and every part thereof, and may exclude Mortgagor, its agents and servants wholly therefrom and, having and holding the same, may use, occupy and control the Mortgaged Property or any part thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers.

          7.5 Remedies Cumulative. No remedy conferred upon or reserved to Mortgagee herein or in the Note or the Loan Documents is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative and shall be in addition to every remedy given to Mortgagee or now or hereafter existing at law or in equity or by statute. No delay or omission by Mortgagee in the exercise of any right or power accruing upon any Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or any acquiescence therein; and every power and remedy given in this Mortgage, the Note, or the Loan Documents, to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. Nothing in this Mortgage, the Note, or the Loan Documents shall affect the obligation of Mortgagor to pay the Secured Obligations in the manner and at the time and place therein respectively expressed. In the event of foreclosure, Mortgagor shall be fully liable for any deficiency.

          7.6 No Waiver. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions of this Mortgage, the Note, or the Loan Documents shall not be deemed to be a waiver of any of the terms and provisions of this Mortgage, the Note, or the Loan Documents, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage, the Note or the Loan Documents to be performed by Mortgagor; and Mortgagee may resort for the payment of the Secured Obligations to the Mortgaged Property or to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

          7.7 Waiver of Redemption and Other Rights. To the extent permitted by the laws of the State of Illinois, Mortgagor will not at any time (a) insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor (b) claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction, nor (c) after any such sale or sales, claim or exercise any right under any laws wherever enacted, now or at any time hereafter in force, to redeem the property so sold or any part thereof. Mortgagor, to the extent permitted by the laws of the State of Illinois, hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted.

                         ARTICLE EIGHT:  MISCELLANEOUS


          8.1 Protection of Mortgagee's Security. Mortgagee may, at its option, after prior notice is given to Mortgagor by Mortgagee if feasible in Mortgagee=s reasonable judgment under the circumstances, and without waiving its right to accelerate the Secured Obligations or any part thereof and to foreclose the same, pay either before or after delinquency any or all of those certain obligations required by the terms hereof to be paid by Mortgagor for the protection of the Mortgage security or for the collection of any of the Secured Obligations if not paid by Mortgagor at least two (2) days prior to the due date thereof. The good faith decision of Mortgagee upon any question of fact, necessity or expediency shall be binding on Mortgagor. All sums so advanced or paid by Mortgagee shall become Secured Obligations and become an integral part thereof, subject in all respects to the terms, conditions and covenants of this Mortgage, as fully and to the same extent as though a part of the original indebtedness evidenced by the Note and secured by this Mortgage, excepting, however, that said sums shall be repaid to Mortgagee upon demand by Mortgagee to Mortgagor for said payment.

          8.2 Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Mortgaged Property, shall, subject to the provisions of Section 4 of this Mortgage, apply to and bind the successors and assigns of Mortgagor, and shall inure to the benefit of the successors and assigns of Mortgagor and Mortgagee.

        8.3 Notices. Except as may otherwise be required by applicable law, all notices, approvals, waivers, consents, demands, requests and declarations given or required to be given by either party hereto to the other party shall be in writing and shall be deemed to have been effectively given when delivered personally or sent by United States certified or registered mail, return receipt requested, postage prepaid, to the Mortgagor or the Mortgagee, as the case may be, at their respective address set forth in the preamble of this Mortgage, and/or to such other (or additional) address(es) requested by a notice given in accordance with this Section.

          8.4 Corrections and Future Acts. Mortgagor will, upon the reasonable request of Mortgagee, promptly correct any defect, error, or omission which may be discovered in the contents of this Mortgage or in the execution or acknowledgment hereof, and will execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Mortgagee to carry out more effectively the purposes of this Mortgage, to subject to the lien and security interest hereby created any of Mortgagor's properties, rights, or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

          8.5 Governing Law. This Mortgage shall be governed by and enforced according to the laws of the State of Illinois, without reference to the conflicts of laws principles thereof.

          8.6 Severability. If any provision or clause of this Mortgage shall be held or deemed to be or shall, in fact, be inoperative, invalid or unenforceable as applied in any particular case or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such determination shall not affect in any way any other provision or clause herein which can be given effect without the inoperative, invalid or unenforceable provision or clause.

          8.7 Amendments. No alteration or amendment of this Mortgage shall be effective unless in writing signed by the parties sought to be charged or bound thereby.

          8.8 Counterparts. This Mortgage may be executed in multiple copies, each of which when so executed and acknowledged shall be deemed to be an original.

          IN WITNESS WHEREOF, Mortgagor has executed and delivered this Mortgage as of the day and year first above written.

                         ALLIANCE FARMS COOPERATIVE ASSOCIATION, a Colorado cooperative association


                       By:
                       Name:
                                        Title:



                                                  MORTGAGOR


STATE OF                 )
                         )  SS.
COUNTY OF                )


     I, the undersigned, a Notary Public, in and for said County, in the State
aforesaid, do hereby certify, that                       , personally known to
me to be the                of said corporation, whose name is subscribed to the
foregoing instrument, appeared before me this day in person and acknowledged that as an officer of the corporation, he signed and delivered the said instrument, pursuant to the authority given by the Board of Directors of said corporation, as their free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this      day of
                    , 1996.



                              NOTARY PUBLIC
                              EXHIBIT A: THE LAND



A tract of land located in Section 1, Township 1 North, Range 8 East of the Third Principal Meridian located in Wayne County, Illinois and more particularly described as follows:

     Commencing at the Southeast corner of the Northeast Quarter of said
     Section 1, thence in a northerly direction along the east section line of Section 1, a distance of 1,970 feet to a point, thence westerly parallel with the South line of said Section 1, a distance of 1,000 feet to a point, thence southerly parallel with the east line of said
     Section 1, a distance of 1,970 feet to the South line of the Northeast Quarter of said Section 1, thence easterly along said quarter section line a distance of 1,000 feet to the point of beginning, containing
     45.25 acres, more or less.